UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 18, 2009
Inverness Medical Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer) Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Items.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Items.
At the annual meeting of the stockholders of the registrant held on June 18, 2009, the following proposals were duly approved and adopted:
•	A proposal to elect Carol R. Goldberg, James Roosevelt, Jr. and Ron Zwanziger as Class II Directors to serve until the 2012 annual meeting of stockholders;

•	A proposal to amend the Inverness Medical Innovations, Inc. 2001 Stock Option and Incentive Plan, or the Stock Plan, to increase the maximum number of shares of common stock issuable under the Stock Plan by 1,000,000 shares from 11,074,081 shares to 12,074,081 shares. The registrant’s principal executive officer, principal financial officer and its named executive officers, along with the registrant’s other employees, are eligible to participate in the Stock Plan;

•	A proposal to amend the Inverness Medical Innovations, Inc. 2001 Employee Stock Purchase Plan, or the Employee Plan, to increase the maximum number of shares of common stock issuable under the Employee Plan by 1,000,000 shares from 1,000,000 shares to 2,000,000 shares. The registrant’s principal executive officer, principal financial officer and its named executive officers, along with the registrant’s other employees, are eligible to participate in the Employee Plan; and

•	A proposal to ratify the appointment of BDO Seidman, LLP as the registrant’s independent registered public accountants for the fiscal year ending December 31, 2009.
Under the Stock Plan, equity awards may be issued to employees in the form of stock options, restricted stock, unrestricted stock, performance share awards or other equity-based awards. The preceding description of the amendment to the Stock Plan is a summary and is qualified in its entirety by reference to the copy of the Stock Plan, which is attached as Appendix A to the Proxy Statement, as filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2009.
Under the Employee Plan, eligible employees are allowed to purchase shares of the registrant’s common stock at a discount through periodic payroll deductions. Purchases may occur at the end of every six month offering period at a purchase price equal to 85% of the market value of the registrant’s common stock at either the beginning or end of the offering period, whichever is lower. The description of the amendment to the Employee Plan is a summary and is qualified in its entirety by reference to the copy of the Employee Plan, which is attached as Appendix B to the Proxy Statement, as filed with the SEC on April 30, 2009.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
*10.1	Inverness Medical Innovations, Inc. 2001 Stock Option and Incentive Plan, as amended (previously attached as Appendix A to the Company’s Proxy Statement filed on Schedule 14A as filed with the SEC on April 30, 2009)

*10.2	Inverness Medical Innovations, Inc. 2001 Employee Stock Purchase Plan, as amended (previously attached as Appendix B in the Company’s Proxy Statement filed on Schedule 14A as filed with the SEC on April 30, 2009)

*	Previously filed

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ Jay McNamara
Jay McNamara,
Senior Counsel, Corporate & Finance
Dated: June 23, 2009

EXHIBIT INDEX

Exhibit
No.	Description
*10.1	Inverness Medical Innovations, Inc. 2001 Stock Option and Incentive Plan, as amended (previously attached as Appendix A to the Company’s Proxy Statement filed on Schedule 14A as filed with the SEC on April 30, 2009)

*10.2	Inverness Medical Innovations, Inc. 2001 Employee Stock Purchase Plan, as amended (previously attached as Appendix B in the Company’s Proxy Statement filed on Schedule 14A as filed with the SEC on April 30, 2009)

*	Previously filed